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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 1, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-27423                     51-0391303
(State of incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)


                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)


                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On December 1, 2003, Golden Telecom, Inc. (the "Company" "GTI") finalized the acquisition of 100% of the ownership interest in OAO Comincom ("Comincom") previously held by Nye Telenor East Invest AS ("Telenor"). Pursuant to the Share Exchange Agreement, GTI issued 7,007,794 shares of GTI's common stock to Telenor and Telenor will appoint two representatives to GTI's Board of Directors. A special meeting of GTI's stockholders held on November 28, 2003 approved the issuance of the 7,007,794 shares of GTI's common stock to Telenor. GTI will begin to consolidate the financial position and results of operations of Comincom as of December 1, 2003. The Company intends to file an initial Item 2, Form 8-K by December 15, 2003. The Company's press release announcing such matter is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

 DESIGNATION         DESCRIPTION OF EXHIBIT

     99.1 Press release announcing the acquisition of 100% of Comincom from Telenor.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    GOLDEN TELECOM, INC.
                                    (Registrant)


                                    By:  /s/ DAVID STEWART
                                         --------------------------------------
                                    Name:  David Stewart
                                    Title: Chief Financial Officer and Treasurer
                                           (Principal Financial Officer)

Date:  December 1, 2003

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                                 EXHIBIT INDEX



DESIGNATION         DESCRIPTION OF EXHIBIT
-----------         ----------------------


   99.1 Press release announcing the acquisition of 100% of Comincom from Telenor.